Exhibit 3.9

CORPORATE ACCESS NUMBER: 2020465411

Government

of Alberta ■

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT

KINDER MORGAN CANADA GP INC.

AMENDED ITS ARTICLES ON 2017/12/15.

Name/Structure Change Alberta Corporation -

Registration Statement

Alberta Amendment Date: 2017/12/15

Service Request Number:	28162134
Corporate Access Number:	2020465411
Legal Entity Name:	KINDER MORGAN CANADA GP INC.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	KINDER MORGAN CANADA GP INC.
New French Equivalent Name:
Nuans Number:	120183846
Nuans Date:	2017/03/22
French Nuans Number:
French Nuans Date:

Share Structure:	THE ANNEXED SCHEDULE “A” IS INCORPORATED INTO AND FORMS PART OF THIS FORM.
Share Transfers	THE ANNEXED SCHEDULE “B” IS INCORPORATED
Restrictions:	INTO AND FORMS PART OF THIS FORM.
Number of Directors:
Min Number Of Directors:	1
Max Number Of Directors:	15
Business Restricted To:	NONE.
Business Restricted From:	NONE.
Other Provisions: .	THE ANNEXED SCHEDULE “C” IS INCORPORATED INTO AND FORMS PART OF THIS FORM
BCA Section/Subsection:	S. 29(1) & 173(1)(E)

Professional Endorsement

Provided:

Future Dating Required:

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Annual Return

No Records returned

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2017/05/29
Restrictions on Share Transfers	ELECTRONIC	2017/05/29
Other Rules or Provisions	ELECTRONIC	2017/05/29
Statutory Declaration	10000907103489903	2017/05/29
Other Rules or Provisions	ELECTRONIC	2017/05/29
Share Structure	ELECTRONIC	2017/08/14
Shares in Series	ELECTRONIC	2017/08/14
Amendment to a Series of Shares	ELECTRONIC	2017/12/15
Shares in Series	ELECTRONIC	2017/12/15

Registration Authorized By: MELANIE BLAIR

OFFICER

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SHARES IN SERIES SCHEDULE - AMENDMENT

EXHIBIT “1”

The first series of Preferred Shares of the Corporation shall consist of 12,000,000 shares designated as Preferred Shares, Series A (the “Series A Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series A Shares shall be as follows:

1.                                      Interpretation

In these Series A Share provisions, the following terms have the meanings indicated:

(a)                                 “Dividend Amount” means the amount per Series A Share equal to the quotient of the aggregate dividend amount payable by KML in respect of all Series 1 KML Preferred Shares and Series 2 KML Preferred Shares outstanding on the relevant Dividend Payment Date divided by the number of Series A Shares outstanding;

(b)                                 “Dividend Payment Date” means the 15th day of February, May, August and November in any year or any other date on which a payment is made by KML to the holders of all Series 1 KML Preferred Shares and Series 2 KML Preferred Shares then outstanding in respect of dividends declared on such shares in accordance with the terms thereof;

(c)                                  “KML” means Kinder Morgan Canada Limited, a corporation existing under the laws of the Province of Alberta;

(d)                                 “KML Preferred Shares” means any series of preferred shares in the capital of KML as set forth in the articles of incorporation, amendment, arrangement or amalgamation of KML, from time to time;

(e)                                  “Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(f)                                   “Preferred Shares” means the Preferred Shares of the Corporation;

(g)                                  “Series 1 KML Preferred Shares” means the first series of KML Preferred Shares designated as Cumulative Redeemable Minimum Rate Reset

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Preferred Shares, Series 1; and

(h)                                 “Series 2 KML Preferred Shares” means the first series of KML Preferred Shares designated as Cumulative Redeemable Floating Rate Preferred Shares, Series 2.

2.                                      Dividends

(a)                                 The holders of the Series A Shares shall be entitled to receive cash dividends in the amount per share equal to the Dividend Amount on each applicable Distribution Payment Date.

(b)                                 If the dividends payable pursuant to paragraph (2) (a) are not paid in full on all of the Series A Shares then outstanding, such Dividend Amount or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law and under the provisions of any trust indenture securing bonds, debentures or other securities of the Corporation, to the payment of the dividend.

(c)                                  The holders of the Series A Shares shall not be entitled to any dividends other than as specified in this paragraph (2).

3.                                      Purchase for Cancellation

Subject to such provisions of the Business Corporations Act (Alberta) as may be applicable, the Corporation shall purchase for cancellation the number of Series A Shares equal to the number of Series 1 KML Preferred Shares or Series 2 KML Preferred Shares purchased for cancellation or redeemed by KML in accordance with the terms thereof and at the same purchase price. For the purposes of subsection 191(4) of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, the amount specified in respect of each Series B Share is $25.00.

4.                                      Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series A Shares shall be entitled to receive $25.00 per Series A Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series A Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the common shares of the Corporation or to the holders of any other shares of the Corporation ranking junior to the Series A Shares in any respect. After payment to the holders of the Series A Shares of the amount so payable to them, they shall not, as

2

such, be entitled to share in any further distribution of the property or assets of the Corporation.

5.                                      Voting Rights

The holders of Series A Shares shall not be entitled, except as otherwise provided by law, to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation.

6.                                      Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series A Shares are outstanding, the Corporation shall not:

(a)                                 call for redemption, purchase, reduce or otherwise pay off less than all the Series A Shares and all other Preferred Shares then outstanding ranking prior to or on parity with the Series A Shares with respect to payment of dividends;

(b)                                 declare, pay or set apart for payment, any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series A Shares) on the common shares of the Corporation or any other shares of the Corporation ranking junior to the Series A Shares with respect to payment of dividends; or

(c)                                  call for redemption, purchase, reduce or otherwise pay for any shares of the Corporation ranking junior to the Series A Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding dividend payment dates on the Series A Shares and on all other Preferred Shares ranking prior to or on a parity with the Series A Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 6 0, 0 and 0.

7.                                      Withholding Tax

Notwithstanding any other provision contained in this Exhibit “1”, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to any of the provisions in this Exhibit “1” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to this Exhibit “1” is less than the amount that the Corporation is so required or permitted to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance

3

or delivery to be made pursuant to this Exhibit “1” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series A Shares pursuant to provisions of this Exhibit “1” shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (7). Holders of Series A Shares shall be responsible for all withholding taxes under Part XIII of the Income Tax Act (Canada) in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to provisions of this Exhibit “1” and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them.

8.                                      Amendments

The provisions attaching to the Series A Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Business Corporations Act (Alberta).

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SHARES IN SERIES SCHEDULE

EXHIBIT “2”

The second series of Preferred Shares of the Corporation shall consist of 10,000,000 shares designated as Preferred Shares, Series B (the “Series B Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series B Shares shall be as follows:

1.                                      Interpretation

In these Series B Share provisions, the following terms have the meanings indicated:

(a)                                 “Dividend Amount” means the amount per Series B Share equal to the quotient of the aggregate dividend amount payable by KML in respect of all Series 3 KML Preferred Shares and Series 4 KML Preferred Shares outstanding on the relevant Dividend Payment Date divided by the number of Series B Shares outstanding;

(b)                                 “Dividend Payment Date” means the 15th day of February, May, August and November in any year or any other date on which a payment is made by KML to the holders of all Series 3 KML Preferred Shares and Series 4 KML Preferred Shares then outstanding in respect of dividends declared on such shares in accordance with the terms thereof;

(c)                                  “KML” means Kinder Morgan Canada Limited, a corporation existing under the laws of the Province of Alberta;

(d)                                 “KML Preferred Shares” means any series of preferred shares in the capital of KML as set forth in the articles of incorporation, amendment, arrangement or amalgamation of KML, from time to time ;

(e)                                  “Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(f)                                   “Preferred Shares” means the Preferred Shares of the Corporation;

(g)                                  “Series 3 KML Preferred Shares” means the third series of KML Preferred Shares designated as Cumulative Redeemable Minimum Rate Reset

Preferred Shares, Series 3; and

(h)                                 “Series 4 KML Preferred Shares” means the fourth series of KML Preferred Shares designated as Cumulative Redeemable Floating Rate Preferred Shares, Series 4.

2.                                      Dividends

(a)                                 The holders of the Series B Shares shall be entitled to receive cash dividends in the amount per share equal to the Dividend Amount on each applicable Distribution Payment Date.

(b)                                 If the dividends payable pursuant to paragraph (2) (a) are not paid in full on all of the Series B Shares then outstanding, such Dividend Amount or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law and under the provisions of any trust indenture securing bonds, debentures or other securities of the Corporation, to the payment of the dividend.

(c)                                  The holders of the Series B Shares shall not be entitled to any dividends other than as specified in this paragraph (2).

3.                                      Purchase for Cancellation

Subject to such provisions of the Business Corporations Act (Alberta) as may be applicable, the Corporation shall purchase for cancellation the number of Series B Shares equal to the number of Series 3 KML Preferred Shares or Series 4 KML Preferred Shares purchased for cancellation or redeemed by KML in accordance with the terms thereof and at the same purchase price. For the purposes of subsection 191(4) of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, the amount specified in respect of each Series B Share is $25.00.

4.                                      Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series B Shares shall be entitled to receive $25.00 per Series B Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series B Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the common shares of the Corporation or to the holders of any other shares of the Corporation ranking junior to the Series B Shares in any respect. After payment to the holders of the Series B Shares of the amount so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

5.                                      Voting Rights

The holders of Series B Shares shall not be entitled, except as otherwise provided by law, to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation.

6.                                      Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series B Shares are outstanding, the Corporation shall not:

(a)                                 call for redemption, purchase, reduce or otherwise pay off less than all the Series B Shares and all other Preferred Shares then outstanding ranking prior to or on parity with the Series B Shares with respect to payment of dividends;

(b)                                 declare, pay or set apart for payment, any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series B Shares) on the common shares of the Corporation or any other shares of the Corporation ranking junior to the Series B Shares with respect to payment of dividends; or

(c)                                  call for redemption, purchase, reduce or otherwise pay for any shares of the Corporation ranking junior to the Series B Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding dividend payment dates on the Series B Shares and on all other Preferred Shares ranking prior to or on a parity with the Series B Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs (6)(a), (b) and (c).

7.                                      Withholding Tax

Notwithstanding any other provision contained in this Exhibit “2”, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to any of the provisions in this Exhibit “2” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to this Exhibit “2” is less than the amount that the Corporation is so required or permitted to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to this Exhibit “2” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series B Shares pursuant to provisions of this Exhibit “2” shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (7). Holders of Series B Shares shall be responsible for all withholding taxes under Part XIII of the Income Tax Act (Canada) in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to provisions of this Exhibit “2” and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them.

8.                                      Amendments

The provisions attaching to the Series B Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Business Corporations Act (Alberta).

Articles of Amendment

Business Corporations Act

Section 6

This information is collected in accordance with the Business Corporations Act. It is required to update an Alberta corporation’s articles for the purpose of issuing a certificate of amendment. Collection is authorized under s. 33(a) of the Freedom of Information and Protection of Privacy Act. Questions about the collection can be directed to Service Alberta Contact Centre staff at cr@gov.ab.ca or (780) 427-7013 (toll-free 310-0000) within Alberta.

1.	Name of Corporation	2. Corporate Access Number

	KINDER MORGAN CANADA GP INC.	2020465411

3.	Item see below of the Articles of the above named corporation are amended in accordance with Section see below of the Business Corporations Act as follows:

(a)                 Pursuant to Section 173(1)(e) of the Business Corporations Act (Alberta), by redesignating the “Preferred Shares, Series 1” as “Preferred Shares, Series A” and by changing the rights, privileges, restrictions and conditions presently attached to the Preferred Shares, Series 1 shares to the rights, privileges, restrictions and conditions as set forth in the attached Shares in Series Schedule.

(b)                 Pursuant to Section 29(1) of the Business Corporations Act (Alberta), by creating the second series of Preferred Shares in the capital of the Corporation, which shall consist of 10,000,000 shares and shall be designated as “Preferred Shares, Series B”. The rights, restrictions, privileges and conditions attached to the Preferred Shares, Series B are set forth in the attached Shares in Series Schedule.

4.         Authorized Representative/Authorized Signing Authority for the corporation:

Blair, Melanie	Assistant Secretary
Last Name, First Name, Middle Name	Relationship to Corporation

(403) 514-6780	Not Applicable.
Telephone Number	E-mail (optional)

December 15, 2017	/s/ Blair, Melanie
Date	Signature

ELECTRONICALLY FILED WITH
ALBERTA REGISTRIES ON

DEC 15 2017 [ILLEGIBLE]

by BLAKE, CASSELS & GRAYDON LLP
Corporate Services

SHARES IN SERIES SCHEDULE - AMENDMENT

EXHIBIT “1”

The first series of Preferred Shares of the Corporation shall consist of 12,000,000 shares designated as Preferred Shares, Series A (the “Series A Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series A Shares shall be as follows:

1.                                      Interpretation

In these Series A Share provisions, the following terms have the meanings indicated:

(a)                                 “Dividend Amount” means the amount per Series A Share equal to the quotient of the aggregate dividend amount payable by KML in respect of all Series 1 KML Preferred Shares and Series 2 KML Preferred Shares outstanding on the relevant Dividend Payment Date divided by the number of Series A Shares outstanding;

(b)                                 “Dividend Payment Date” means the 15th day of February, May, August and November in any year or any other date on which a payment is made by KML to the holders of all Series 1 KML Preferred Shares and Series 2 KML Preferred Shares then outstanding in respect of dividends declared on such shares in accordance with the terms thereof;

(c)                                  “KML” means Kinder Morgan Canada Limited, a corporation existing under the laws of the Province of Alberta;

(d)                                 “KML Preferred Shares” means any series of preferred shares in the capital of KML as set forth in the articles of incorporation, amendment, arrangement or amalgamation of KML, from time to time;

(e)                                  “Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(f)                                   “Preferred Shares” means the Preferred Shares of the Corporation;

(g)                                  “Series 1 KML Preferred Shares” means the first series of KML Preferred Shares designated as Cumulative Redeemable Minimum Rate Reset Preferred Shares, Series 1; and

(h)                                 “Series 2 KML Preferred Shares” means the first series of KML Preferred Shares designated as Cumulative Redeemable Floating Rate Preferred Shares, Series 2.

2.                                      Dividends

(a)                                 The holders of the Series A Shares shall be entitled to receive cash dividends in the amount per share equal to the Dividend Amount on each applicable Distribution Payment Date.

(b)                                 If the dividends payable pursuant to paragraph (2)(a) are not paid in full on all of the Series A Shares then outstanding, such Dividend Amount or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law and under the provisions of any trust indenture securing bonds, debentures or other securities of the Corporation, to the payment of the dividend.

(c)                                  The holders of the Series A Shares shall not be entitled to any dividends other than as specified in this paragraph (2).

3.                                      Purchase for Cancellation

Subject to such provisions of the Business Corporations Act (Alberta) as may be applicable, the Corporation shall purchase for cancellation the number of Series A Shares equal to the number of Series 1 KML Preferred Shares or Series 2 KML Preferred Shares purchased for cancellation or redeemed by KML in accordance with the terms thereof and at the same purchase price. For the purposes of subsection 191(4) of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, the amount specified in respect of each Series B Share is $25.00.

4.                                      Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series A Shares shall be entitled to receive $25.00 per Series A Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series A Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the common shares of the Corporation or to the holders of any other shares of the Corporation ranking junior to the Series A Shares in any respect. After payment to the holders of the Series A Shares of the amount so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

5.                                      Voting Rights

The holders of Series A Shares shall not be entitled, except as otherwise provided by law, to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation.

6.                                      Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series A Shares are outstanding, the Corporation shall not:

(a)                                 call for redemption, purchase, reduce or otherwise pay off less than all the Series A Shares and all other Preferred Shares then outstanding ranking prior to or on parity with the Series A Shares with respect to payment of dividends;

(b)                                 declare, pay or set apart for payment, any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series A Shares) on the common shares of the Corporation or any other shares of the Corporation ranking junior to the Series A Shares with respect to payment of dividends; or

(c)                                  call for redemption, purchase, reduce or otherwise pay for any shares of the Corporation ranking junior to the Series A Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding dividend payment dates on the Series A Shares and on all other Preferred Shares ranking prior to or on a parity with the Series A Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs 6 0, 0 and 0.

7.                                      Withholding Tax

Notwithstanding any other provision contained in this Exhibit “1”, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to any of the provisions in this Exhibit “1” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to this Exhibit “1” is less than the amount that the Corporation is so required or permitted to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to this Exhibit “1” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series A Shares pursuant to provisions of this Exhibit “1” shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (7). Holders of Series A Shares shall be responsible for all withholding taxes under Part XIII of the Income Tax Act (Canada) in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to provisions of this Exhibit “1” and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them.

8.                                      Amendments

The provisions attaching to the Series A Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Business Corporations Act (Alberta).

SHARES IN SERIES SCHEDULE

EXHIBIT “2”

The second series of Preferred Shares of the Corporation shall consist of 10,000,000 shares designated as Preferred Shares, Series B (the “Series B Shares”). In addition to the rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class, the rights, privileges, restrictions and conditions attaching to the Series B Shares shall be as follows:

1.              Interpretation

In these Series B Share provisions, the following terms have the meanings indicated:

(a)                                 “Dividend Amount” means the amount per Series B Share equal to the quotient of the aggregate dividend amount payable by KML in respect of all Series 3 KML Preferred Shares and Series 4 KML Preferred Shares outstanding on the relevant Dividend Payment Date divided by the number of Series B Shares outstanding;

(b)                                 “Dividend Payment Date” means the 15th day of February, May, August and November in any year or any other date on which a payment is made by KML to the holders of all Series 3 KML Preferred Shares and Series 4 KML Preferred Shares then outstanding in respect of dividends declared on such shares in accordance with the terms thereof;

(c)                                  “KML” means Kinder Morgan Canada Limited, a corporation existing under the laws of the Province of Alberta;

(d)                                 “KML Preferred Shares” means any series of preferred shares in the capital of KML as set forth in the articles of incorporation, amendment, arrangement or amalgamation of KML, from time to time;

(e)                                  “Liquidation” means the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

(f)                                   “Preferred Shares” means the Preferred Shares of the Corporation;

(g)                                  “Series 3 KML Preferred Shares” means the third series of KML Preferred Shares designated as Cumulative Redeemable Minimum Rate Reset Preferred Shares, Series 3; and

(h)                                 “Series 4 KML Preferred Shares” means the fourth series of KML Preferred Shares designated as Cumulative Redeemable Floating Rate Preferred Shares, Series 4.

2.                                      Dividends

(a)                                 The holders of the Series B Shares shall be entitled to receive cash dividends in the amount per share equal to the Dividend Amount on each applicable Distribution Payment Date.

(b)                                 If the dividends payable pursuant to paragraph (2)(a) are not paid in full on all of the Series B Shares then outstanding, such Dividend Amount or the unpaid part of it shall be paid on a subsequent date or dates to be determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable, under the provisions of any applicable law and under the provisions of any trust indenture securing bonds, debentures or other securities of the Corporation, to the payment of the dividend.

(c)                                  The holders of the Series B Shares shall not be entitled to any dividends other than as specified in this paragraph (2).

3.                                      Purchase for Cancellation

Subject to such provisions of the Business Corporations Act (Alberta) as may be applicable, the Corporation shall purchase for cancellation the number of Series B Shares equal to the number of Series 3 KML Preferred Shares or Series 4 KML Preferred Shares purchased for cancellation or redeemed by KML in accordance with the terms thereof and at the same purchase price. For the purposes of subsection 191(4) of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, the amount specified in respect of each Series B Share is $25.00.

4.                                      Liquidation, Dissolution or Winding-up

In the event of a Liquidation, the holders of the Series B Shares shall be entitled to receive $25.00 per Series B Share plus all accrued and unpaid dividends thereon, which for such purpose shall be calculated on a pro rata basis for the period from and including the last Dividend Payment Date on which dividends on the Series B Shares have been paid to but excluding the date of such Liquidation, before any amount shall be paid or any property or assets of the Corporation shall be distributed to the holders of the common shares of the Corporation or to the holders of any other shares of the Corporation ranking junior to the Series B Shares in any respect. After payment to the holders of the Series B Shares of the amount so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of the Corporation.

5.                                      Voting Rights

The holders of Series B Shares shall not be entitled, except as otherwise provided by law, to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation.

6.                                      Restrictions on Payment of Dividends and Reduction of Junior Capital

So long as any of the Series B Shares are outstanding, the Corporation shall not:

(a)                                 call for redemption, purchase, reduce or otherwise pay off less than all the Series B Shares and all other Preferred Shares then outstanding ranking prior to or on parity with the Series B Shares with respect to payment of dividends;

(b)                                 declare, pay or set apart for payment, any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series B Shares) on the common shares of the Corporation or any other shares of the Corporation ranking junior to the Series B Shares with respect to payment of dividends; or

(c)                                  call for redemption, purchase, reduce or otherwise pay for any shares of the Corporation ranking junior to the Series B Shares with respect to repayment of capital or with respect to payment of dividends;

unless all dividends up to and including the dividends payable on the last preceding dividend payment dates on the Series B Shares and on all other Preferred Shares ranking prior to or on a parity with the Series B Shares with respect to payment of dividends then outstanding shall have been declared and paid or set apart for payment at the date of any such action referred to in subparagraphs (6) (a), (b) and (c).

7.                                      Withholding Tax

Notwithstanding any other provision contained in this Exhibit “2”, the Corporation may deduct or withhold from any payment, distribution, issuance or delivery (whether in cash or in shares) to be made pursuant to any of the provisions in this Exhibit “2” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and shall remit any such amounts to the relevant tax authority as required. If the cash component of any payment, distribution, issuance or delivery to be made pursuant to this Exhibit “2” is less than the amount that the Corporation is so required or permitted to deduct or withhold, the Corporation shall be permitted to deduct and withhold from any non-cash payment, distribution, issuance or delivery to be made pursuant to this Exhibit “2” any amounts required or permitted by law to be deducted or withheld from any such payment, distribution, issuance or delivery and to dispose of such property in order to remit any amount required to be remitted to any relevant tax authority. Notwithstanding the foregoing, the amount of any payment, distribution, issuance or delivery made to a holder of Series B Shares pursuant to provisions of this Exhibit “2” shall be considered to be the amount of the payment, distribution, issuance or delivery received by such holder plus any amount deducted or withheld pursuant to this paragraph (7). Holders of Series B Shares shall be responsible for all withholding taxes under Part XIII of the Income Tax Act (Canada) in respect of any payment, distribution, issuance or delivery made or credited to them pursuant to provisions of this Exhibit “2” and shall indemnify and hold harmless the Corporation on an after-tax basis for any such taxes imposed on any payment, distribution, issuance or delivery made or credited to them.

8.                                      Amendments

The provisions attaching to the Series B Shares may be deleted, varied, modified, amended or amplified by articles of amendment with such approval as may then be required by the Business Corporations Act (Alberta).